                                                                    EXHIBIT 24.4


                                POWER OF ATTORNEY

         Each person whose name is signed below has made, constituted and appointed, and does hereby make, constitute and appoint, JAMES L. HAMBRICK, CHARLES P. COOLEY and LESLIE M. REYNOLDS as his or her true and lawful attorney, for him or her and in his or her name, place and stead to affix, as attorney-in-fact, his or her signature as a director or officer or both, as the case may be, of the direct or indirect subsidiary corporation of The Lubrizol Corporation ("Lubrizol") set forth immediately preceding his or her name below to the Registration Statement on Form S-3 of Lubrizol and each of the subsidiaries listed below, pertaining to the universal shelf registration of up to $2.0 billion in aggregate amount of securities, including any and all amendments or modifications to such registration statement to be filed with the Securities and Exchange Commission, giving and granting unto such attorney-in-fact full power and authority to do and perform every act and thing whatsoever necessary to be done in connection with any such filing, as fully as he or she might or could do if personally present, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

In witness whereof, this Power of Attorney, which may be executed in two or more counterparts, each of which shall be deemed to be an original but all of which shall together constitute but one and the same instrument, has been signed as of August 12, 2004.


LUBRIZOL HOLDING INC.


/s/ Charles P. Cooley               Director and President
-------------------------------     (Principal Executive Officer)
CHARLES P. COOLEY

/s/ Jeffrey A. Vavruska             Vice President and Treasurer
-------------------------------     (Principal Financial and Accounting Officer)
JEFFREY A. VAVRUSKA



LZ HOLDING CORPORATION


/s/ Charles P. Cooley               Director and President
-------------------------------     (Principal Executive Officer)
CHARLES P. COOLEY

/s/ Jeffrey A. Vavruska             Vice President and Treasurer
-------------------------------     (Principal Financial and Accounting Officer)
JEFFREY A. VAVRUSKA


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                                POWER OF ATTORNEY

         Each person whose name is signed below has made, constituted and appointed, and does hereby make, constitute and appoint, JAMES L. HAMBRICK, CHARLES P. COOLEY and LESLIE M. REYNOLDS as his or her true and lawful attorney, for him or her and in his or her name, place and stead to affix, as attorney-in-fact, his or her signature as a director or officer or both, as the case may be, of the direct or indirect subsidiary corporation of The Lubrizol Corporation ("Lubrizol") set forth immediately preceding his or her name below to the Registration Statement on Form S-3 of Lubrizol and each of the subsidiaries listed below, pertaining to the universal shelf registration of up to $2.0 billion in aggregate amount of securities, including any and all amendments or modifications to such registration statement to be filed with the Securities and Exchange Commission, giving and granting unto such attorney-in-fact full power and authority to do and perform every act and thing whatsoever necessary to be done in connection with any such filing, as fully as he or she might or could do if personally present, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

In witness whereof, this Power of Attorney, which may be executed in two or more counterparts, each of which shall be deemed to be an original but all of which shall together constitute but one and the same instrument, has been signed as of August 12, 2004.

NOVEON INVESTMENTS, LLC


/s/ Charles P. Cooley
-----------------------------------
NOVEON, INC., Sole Member
By:  Charles P. Cooley, Vice President & Treasurer
(Principal Financial and Accounting Officer)




PERFORMANCE MATERIALS II LLC


/s/ Charles P. Cooley
-----------------------------------
NOVEON, INC., Sole Member
By:  Charles P. Cooley, Vice President & Treasurer
(Principal Financial and Accounting Officer)


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